           NUMBER                                         SHARES

                                    COMMODORE
                                    ---------
PS

INCORPORATED UNDER THE LAWS                            10% SENIOR
  OF THE STATE OF DELAWARE                        CONVERTIBLE REDEEMABLE
                                                     PREFERRED STOCK

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                     COMMODORE SEPARATION TECHNOLOGIES, INC.


THIS CERTIFIES THAT                                        CUSIP





IS OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF 10% SENIOR CONVERTIBLE REDEEMABLE PREFERRED STOCK OF THE PAR VALUE OF $.001 PER SHARE OF

Commodore Separation Technologies, Inc. transferable on the books of the corporation, by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                     COMMODORE SEPARATION TECHNOLOGIES, INC.

                                   CORPORATE

                                      SEAL

                                      1995

                                    DELAWARE


       Melissa C. Berkowitz                        Edwin L. Harper, Ph.D.

            Secretary                                   President


Countersigned and Registered:
          THE BANK OF NEW YORK
                  (New York)                          Transfer Agent
                                                       and Registrar


By


                                                    Authorized Signature

                    COMMODORE SEPARATION TECHNOLOGIES, INC.


      The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

      Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.


      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common          UNIF GIFT MIN ACT -_____Custodian______
TEN ENT - as tenants by the entireties                    (Cust)        (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gifts to Minors
          survivorship and not as tenants         Act__________________________
          in common                                           (State)

    Additional abbreviations may also be used though not in the above list.


For value received,_______________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
|                                       |
|                                       |
|_______________________________________|
_______________________________________________________________________________

_______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
____________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________________________


                                         ______________________________________

SIGNATURE(S) GUARANTEED:_______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.